UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : April 24, 2003



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           0-22446                                      95-3015862
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   (Commission File Number)                   (IRS Employer Identification No.)


     495A South Fairview Avenue, Goleta, California            93117
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         (Address of principal executive offices)            (Zip code)



Registrant's telephone number, including area code (805) 967-7611



                                      None
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          (Former name or former address, if changed since last report)





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Item 7.           Financial Statements and Exhibits.

          (c) Exhibits.

                  Exhibit No.        Description
                  -----------        -----------
                     99.1            Press release, dated April 24, 2003

Item 9.           Regulation FD Disclosure.

     In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

     On April 24, 2003, Deckers Outdoor Corporation issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Deckers Outdoor Corporation

Date:  April 24, 2003                /s/ M. Scott Ash
                                     ---------------------------------------
                                         M. Scott Ash, Chief Financial Officer